Fourth Quarter 2023 Supplemental Information February 7, 2024

Important Notices This presentation is issued by Annaly Capital Management, Inc. ("Annaly"), an internally managed, publicly traded company that has elected to be taxed as a real estate investment trust for federal income tax purposes, and is being furnished in connection with Annaly’s Fourth Quarter 2023 earnings release. This presentation is provided for investors in Annaly for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy, any security or instrument. Forward-Looking Statements This presentation, other written or oral communications, and our public documents to which we refer contain or incorporate by reference certain forward-looking statements which are based on various assumptions (some of which are beyond our control) and may be identified by reference to a future period or periods or by the use of forward- looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” or similar terms or variations on those terms or the negative of those terms. Such statements include those relating to the Company’s future performance, macro outlook, the interest rate and credit environments, tax reform and future opportunities. Actual results could differ materially from those set forth in forward-looking statements due to a variety of factors, including, but not limited to, changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability of mortgage-backed securities (“MBS”) and other securities for purchase; the availability of financing and, if available, the terms of any financing; changes in the market value of the Company’s assets; changes in business conditions and the general economy including cybersecurity incidents; the Company’s ability to grow its residential credit business; the Company's ability to grow its mortgage servicing rights business; credit risks related to the Company’s investments in credit risk transfer securities and residential mortgage-backed securities and related residential mortgage credit assets; risks related to investments in mortgage servicing rights; the Company’s ability to consummate any contemplated investment opportunities; changes in government regulations or policy affecting the Company’s business; the Company’s ability to maintain its qualification as a REIT for U.S. federal income tax purposes; the Company’s ability to maintain its exemption from registration under the Investment Company Act of 1940; and operational risks or risk management failures by us or critical third parties, including cybersecurity incidents. For a discussion of the risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements, except as required by law. We use our website (www.annaly.com) and LinkedIn account (www.linkedin.com/company/annaly-capital-management) as channels of distribution of company information. The information we post through these channels may be deemed material. Accordingly, investors should monitor these channels, in addition to following our press releases, SEC filings and public conference calls and webcasts. In addition, you may automatically receive email alerts and other information about Annaly when you enroll your email address by visiting the "Investors" section of our website, then clicking on "Investor Resources" and selecting "Email Alerts" to complete the email notification form. Our website, any alerts and social media channels are not incorporated into this document. Past performance is no guarantee of future results. There is no guarantee that any investment strategy referenced herein will work under all market conditions. Prior to making any investment decision, you should evaluate your ability to invest for the long-term, especially during periods of downturns in the market. You alone assume the responsibility of evaluating the merits and risks associated with any potential investment or investment strategy referenced herein. To the extent that this material contains reference to any past specific investment recommendations or strategies which were or would have been profitable to any person, it should not be assumed that recommendations made in the future will be profitable or will equal the performance of such past investment recommendations or strategies. The information contained herein is not intended to provide, and should not be relied upon for accounting, legal or tax advice or investment recommendations for Annaly or any of its affiliates. Regardless of source, information is believed to be reliable for purposes used herein, but Annaly makes no representation or warranty as to the accuracy or completeness thereof and does not take any responsibility for information obtained from sources outside of Annaly. Certain information contained in the presentation discusses general market activity, industry or sector trends, or other broad-based economic, market or political conditions and should not be construed as research or investment advice. 2

Financial Snapshot 3 Unaudited, dollars in thousands except per share amounts Portfolio Efficiency GAAP Key Statistics Income Statement Balance Sheet For the quarters ended 12/31/2023 9/30/2023 GAAP net income (loss) per average common share (1) ($0.88) ($1.21) Earnings available for distribution per average common share *(1) $0.68 $0.66 Annualized GAAP return (loss) on average equity (2) (14.21%) (20.18%) Annualized EAD return on average equity* 13.76% 12.96% Book value per common share $19.44 $18.25 GAAP leverage at period-end (3) 6.8x 7.1x Economic leverage at period-end *(3) 5.7x 6.4x GAAP capital ratio at period-end (4) 12.2% 11.9% Economic capital ratio at period-end *(4) 14.0% 13.1% Securities $69,613,565 $69,860,730 Loans, net 2,353,084 1,793,140 Mortgage servicing rights (5) 2,122,196 2,234,813 Assets transferred or pledged to securitization vehicles 13,307,622 11,450,346 Total investment portfolio $87,396,467 $85,339,029 Net interest margin (6) (0.25%) (0.20%) Average yield on interest earning assets (7) 4.55% 4.49% Average GAAP cost of interest bearing liabilities (8) 5.37% 5.27% Net interest spread (0.82%) (0.78%) Net interest margin (excluding PAA) *(6) 1.58% 1.48% Average yield on interest earning assets (excluding PAA) *(7) 4.64% 4.46% Average economic cost of interest bearing liabilities *(8) 3.42% 3.28% Net interest spread (excluding PAA) * 1.22% 1.18% Operating expenses to earnings available for distribution * 10.36% 11.03% Annualized operating expenses as a % of average total assets 0.17% 0.18% Annualized operating expenses as a % of average total equity 1.41% 1.41% Non-GAAP Key Statistics * Represents a non-GAAP financial measure. Detailed endnotes are included within the Appendix at the end of this presentation.

Portfolio Data 4 Unaudited, dollars in thousands Portfolio-Related Data For the quarters ended 12/31/2023 9/30/2023 6/30/2023 3/31/2023 12/31/2022 Agency mortgage-backed securities $66,308,788 $66,591,536 $67,764,264 $65,623,534 $62,274,895 Residential credit risk transfer securities 974,059 982,951 1,064,401 1,085,384 997,557 Non-agency mortgage-backed securities 2,108,274 2,063,861 2,008,106 2,028,656 1,991,146 Commercial mortgage-backed securities 222,444 222,382 365,690 500,611 526,309 Total securities $69,613,565 $69,860,730 $71,202,461 $69,238,185 $65,789,907 Residential mortgage loans $2,353,084 $1,793,140 $1,154,320 $1,642,822 $1,809,832 Total loans, net $2,353,084 $1,793,140 $1,154,320 $1,642,822 $1,809,832 Mortgage servicing rights $2,122,196 $2,234,813 $2,018,896 $1,790,980 $1,748,209 Residential mortgage loans transferred or pledged to securitization vehicles $13,307,622 $11,450,346 $11,318,419 $10,277,588 $9,121,912 Assets transferred or pledged to securitization vehicles $13,307,622 $11,450,346 $11,318,419 $10,277,588 $9,121,912 Total investment portfolio $87,396,467 $85,339,029 $85,694,096 $82,949,575 $78,469,860 Total assets $93,227,236 $89,648,423 $89,330,477 $86,832,017 $81,850,712 Period-end TBA contract and CMBX balances, implied market value ($573,602) $1,925,614 $3,627,716 $12,386,325 $10,984,878 Average TBA contract and CMBX balances, implied market value $816,835 $2,943,120 $6,305,144 $13,935,845 $11,492,947

Financing and Capital Data 5 Unaudited, dollars in thousands except per share amounts Key Capital and Hedging Metrics Financing Data * Represents a non-GAAP financial measure. Detailed endnotes are included within the Appendix at the end of this presentation. For the quarters ended 12/31/2023 9/30/2023 6/30/2023 3/31/2023 12/31/2022 Repurchase agreements $62,201,543 $64,693,821 $61,637,600 $60,993,018 $59,512,597 Other secured financing 500,000 500,000 500,000 250,000 250,000 Debt issued by securitization vehicles 11,600,338 9,983,847 9,789,282 8,805,911 7,744,160 Participations issued 1,103,835 788,442 492,307 673,431 800,849 U.S. Treasury securities sold, not yet purchased 2,132,751 — — — — Total debt $77,538,467 $75,966,110 $72,419,189 $70,722,360 $68,307,606 Total liabilities $81,882,145 $78,971,366 $77,443,132 $74,922,984 $70,481,286 Cumulative redeemable preferred stock $1,536,569 $1,536,569 $1,536,569 $1,536,569 $1,536,569 Common equity (1) 9,719,224 9,027,901 10,239,710 10,255,553 9,733,874 Total Annaly stockholders' equity 11,255,793 10,564,470 11,776,279 11,792,122 11,270,443 Non-controlling interests 89,298 112,587 111,066 116,911 98,983 Total equity $11,345,091 $10,677,057 $11,887,345 $11,909,033 $11,369,426 Weighted average days to maturity of repurchase agreements 44 52 44 59 27 Weighted average rate on repurchase agreements, for the quarter (2)(3) 5.56% 5.44% 5.15% 4.62% 3.72% Weighted average rate on repurchase agreements, at period-end (3) 5.70% 5.54% 5.29% 5.03% 4.29% GAAP leverage at period-end 6.8x 7.1x 6.1x 5.9x 6.0x Economic leverage at period-end * 5.7x 6.4x 5.8x 6.4x 6.3x GAAP capital ratio at period-end 12.2% 11.9% 13.3% 13.7% 13.9% Economic capital ratio at period-end * 14.0% 13.1% 14.3% 13.2% 13.4% Book value per common share $19.44 $18.25 $20.73 $20.77 $20.79 Total common shares outstanding 500,080 494,814 493,893 493,881 468,310 Hedge ratio (4) 106% 115% 105% 106% 107% Weighted average pay rate on interest rate swaps, at period-end 3.04% 2.61% 2.50% 2.13% 1.74% Weighted average receive rate on interest rate swaps, at period-end 5.31% 5.27% 5.05% 4.87% 4.28% Weighted average net rate on interest rate swaps, at period-end (2.27%) (2.66%) (2.55%) (2.74%) (2.54%)

Income Statement Data 6 Unaudited, dollars in thousands except per share amounts Summary Income Statement * Represents a non-GAAP financial measure. Detailed endnotes are included within the Appendix at the end of this presentation. For the quarters ended 12/31/2023 9/30/2023 6/30/2023 3/31/2023 12/31/2022 Total interest income $990,352 $1,001,485 $921,494 $818,250 $798,934 Total interest expense 1,043,902 1,046,819 953,457 798,787 663,847 Net interest income ($53,550) ($45,334) ($31,963) $19,463 $135,087 Total economic interest expense *(1) $664,525 $652,142 $528,164 $413,081 $377,247 Economic net interest income * $325,827 $349,343 $393,330 $405,169 $421,687 Total interest income (excluding PAA) * $1,009,500 $995,423 $909,571 $818,741 $790,798 Economic net interest income (excluding PAA) * $344,975 $343,281 $381,407 $405,660 $413,551 GAAP net income (loss) ($391,232) ($569,084) $161,187 ($839,328) ($886,814) GAAP net income (loss) available (related) to common stockholders (2) ($440,924) ($599,059) $131,267 ($876,131) ($918,336) GAAP net income (loss) per average common share (2) ($0.88) ($1.21) $0.27 ($1.79) ($1.96) Earnings available for distribution * $375,430 $361,979 $389,475 $427,130 $448,009 Earnings available for distribution attributable to common stockholders *(2) $338,249 $325,125 $353,709 $395,255 $418,035 Earnings available for distribution per average common share *(2) $0.68 $0.66 $0.72 $0.81 $0.89 PAA cost (benefit) $19,148 ($6,062) ($11,923) $491 ($8,136) Weighted average experienced CPR for the period 6.3% 7.3% 7.0% 5.5% 7.5% Weighted average projected long-term CPR at period-end 9.4% 7.1% 8.6% 8.4% 7.8%

Key Earnings Metrics 7 Unaudited, dollars in thousands except per share amounts Key GAAP Earnings Metrics * Represents a non-GAAP financial measure. Detailed endnotes are included within the Appendix at the end of this presentation. For the quarters ended 12/31/2023 9/30/2023 6/30/2023 3/31/2023 12/31/2022 Dividends declared per common share $0.65 $0.65 $0.65 $0.65 $0.88 Total common and preferred dividends declared (1) $363,758 $360,018 $358,214 $354,374 $443,513 Annualized GAAP return (loss) on average equity (2) (14.21%) (20.18%) 5.42% (28.84%) (31.78%) Annualized GAAP return (loss) on average equity per unit of GAAP leverage (2.09%) (2.84%) 0.89% (4.89%) (5.30%) Net interest margin (0.25%) (0.20%) (0.15%) 0.09% 0.65% Average yield on interest earning assets 4.55% 4.49% 4.27% 3.96% 3.86% Average GAAP cost of interest bearing liabilities 5.37% 5.27% 5.00% 4.52% 3.71% Net interest spread (0.82%) (0.78%) (0.73%) (0.56%) 0.15% Annualized EAD return on average equity * 13.76% 12.96% 13.22% 14.82% 16.19% Annualized EAD return on average equity per unit of economic leverage * 2.41% 2.03% 2.28% 2.32% 2.57% Net interest margin (excluding PAA) * 1.58% 1.48% 1.66% 1.76% 1.90% Average yield on interest earning assets (excluding PAA) * 4.64% 4.46% 4.22% 3.96% 3.82% Average economic cost of interest bearing liabilities * 3.42% 3.28% 2.77% 2.34% 2.11% Net interest spread (excluding PAA) * 1.22% 1.18% 1.45% 1.62% 1.71% Key Non-GAAP Earnings Metrics

Components of Economic Net Interest Income* 8 Unaudited, dollars in thousands Economic Net Interest Income* * Represents a non-GAAP financial measure. For the quarters ended 12/31/2023 9/30/2023 6/30/2023 3/31/2023 12/31/2022 Interest income: Agency Securities $697,299 $753,007 $686,912 $603,102 $607,082 Resi Credit Securities 57,815 57,229 56,477 53,745 46,673 Residential mortgage loans 212,440 181,965 162,202 147,231 135,116 Commercial investment portfolio 4,376 5,812 8,310 9,887 9,144 Reverse repurchase agreements 18,422 3,472 7,593 4,285 919 Total interest income $990,352 $1,001,485 $921,494 $818,250 $798,934 Economic interest expense: Repurchase agreements $879,531 $917,997 $841,257 $698,742 $569,141 Net interest component of interest rate swaps (379,377) (394,677) (425,293) (385,706) (286,600) U.S. Treasury securities sold, not yet purchased 11,497 — — — — Debt issued by securitization vehicles 135,869 116,962 101,819 88,934 75,695 Participations issued 17,005 11,860 10,381 11,111 14,408 Other — — — — 4,603 Total economic interest expense * $664,525 $652,142 $528,164 $413,081 $377,247 Economic net interest income * $325,827 $349,343 $393,330 $405,169 $421,687 PAA cost (benefit) 19,148 (6,062) (11,923) 491 (8,136) Economic net interest income (excluding PAA) * $344,975 $343,281 $381,407 $405,660 $413,551

GAAP Net Income to Earnings Available for Distribution* Reconciliation 9 Unaudited, dollars in thousands EAD* Reconciliation For the quarters ended 12/31/2023 9/30/2023 6/30/2023 3/31/2023 12/31/2022 GAAP net income (loss) ($391,232) ($569,084) $161,187 ($839,328) ($886,814) Adjustments to exclude reported realized and unrealized (gains) losses: Net (gains) losses on investments and other (1) (1,887,795) 2,710,208 1,316,837 (1,712) 1,124,924 Net (gains) losses on derivatives (2) 2,681,288 (1,732,753) (1,050,032) 1,286,458 202,337 Loan loss provision (reversal) — — — (219) 7,258 Business divestiture-related (gains) losses (3) — — — — 13,013 Other adjustments: Amortization of intangibles 673 2,384 758 758 758 Non-EAD (income) loss allocated to equity method investments (4) 197 (140) 541 (244) (306) Transaction expenses and non-recurring items (5) 2,319 1,882 2,650 1,358 807 Income tax effect of non-EAD income (loss) items 1,484 9,444 12,364 8,278 (418) TBA dollar roll income and CMBX coupon income (6) 1,720 (1,016) 1,734 18,183 34,767 MSR amortization (7) (48,358) (49,073) (41,297) (43,423) (38,633) EAD attributable to noncontrolling interests (4,014) (3,811) (3,344) (3,470) (1,548) Premium amortization adjustment cost (benefit) 19,148 (6,062) (11,923) 491 (8,136) Earnings available for distribution * 375,430 361,979 389,475 427,130 448,009 Dividends on preferred stock 37,181 36,854 35,766 31,875 29,974 Earnings available for distribution attributable to common stockholders * $338,249 $325,125 $353,709 $395,255 $418,035 * Represents a non-GAAP financial measure. Detailed endnotes are included within the Appendix at the end of this presentation.

Quarter-Over-Quarter Changes in Key Metrics 10 Unaudited Book Value Rollforward For the quarters ended 12/31/2023 9/30/2023 6/30/2023 3/31/2023 12/31/2022 Book value per common share, beginning of period $18.25 $20.73 $20.77 $20.79 $19.94 Net income (loss) available (related) to common stockholders (0.88) (1.21) 0.27 (1.79) (1.96) Other comprehensive income (loss) attributable to common stockholders 2.72 (0.63) 0.34 2.37 3.68 Common dividends declared (0.65) (0.65) (0.65) (0.65) (0.88) Issuance / buyback of common stock / redemption of preferred stock — 0.01 — 0.05 0.01 Book value per common share, end of period $19.44 $18.25 $20.73 $20.77 $20.79 Prior quarter net interest margin (0.20%) (0.15%) 0.09% 0.65% 1.42% Quarter-over-quarter changes in contribution: Coupon on average interest earning assets 0.19% 0.16% 0.17% 0.22% 0.48% Net amortization of premiums (0.13%) 0.06% 0.14% (0.12%) (0.09%) GAAP interest expense (0.11%) (0.27%) (0.55%) (0.66%) (1.16%) Current quarter net interest margin (0.25%) (0.20%) (0.15%) 0.09% 0.65% Prior quarter net interest spread (0.78%) (0.73%) (0.56%) 0.15% 1.09% Quarter-over-quarter changes in contribution: Coupon on average interest earning assets 0.19% 0.16% 0.17% 0.22% 0.48% Net amortization of premiums (0.13%) 0.06% 0.14% (0.12%) (0.09%) GAAP interest expense (0.10%) (0.27%) (0.48%) (0.81%) (1.33%) Current quarter net interest spread (0.82%) (0.78%) (0.73%) (0.56%) 0.15% Net Interest Margin Net Interest Spread

Quarter-Over-Quarter Changes in Key Metrics (cont’d) 11 Unaudited Net Interest Margin (excluding PAA)* * Represents a non-GAAP financial measure. Net Interest Spread (excluding PAA)* For the quarters ended 12/31/2023 9/30/2023 6/30/2023 3/31/2023 12/31/2022 Prior quarter net interest margin (excluding PAA) * 1.48% 1.66% 1.76% 1.90% 1.98% Quarter-over-quarter changes in contribution: Coupon on average interest earning assets (including average TBA dollar roll and CMBX balances) 0.29% 0.31% 0.49% 0.09% 0.67% Net amortization of premiums (excluding PAA) (0.01%) 0.07% 0.05% (0.05%) 0.07% TBA dollar roll income and CMBX coupon income 0.02% (0.01%) (0.07%) (0.07%) (0.29%) Interest expense and net interest component of interest rate swaps (0.20%) (0.55%) (0.57%) (0.11%) (0.53%) Current quarter net interest margin (excluding PAA) * 1.58% 1.48% 1.66% 1.76% 1.90% Prior quarter net interest spread (excluding PAA) * 1.18% 1.45% 1.62% 1.71% 1.70% Quarter-over-quarter changes in contribution: Coupon on average interest earning assets 0.19% 0.15% 0.17% 0.22% 0.48% Net amortization of premiums (excluding PAA) (0.01%) 0.09% 0.09% (0.08%) 0.10% Interest expense and net interest component of interest rate swaps (0.14%) (0.51%) (0.43%) (0.23%) (0.57%) Current quarter net interest spread (excluding PAA) * 1.22% 1.18% 1.45% 1.62% 1.71%

Quarter-Over-Quarter Changes in Annualized Return on Average Equity 12 Unaudited Annualized GAAP Return (Loss) on Average Equity * Represents a non-GAAP financial measure. Detailed endnotes are included within the Appendix at the end of this presentation. Annualized EAD Return on Average Equity* For the quarters ended 12/31/2023 9/30/2023 6/30/2023 3/31/2023 12/31/2022 Prior quarter annualized GAAP return (loss) on average equity (20.18%) 5.42% (28.84%) (31.78%) (9.94%) Quarter-over-quarter changes in contribution: Coupon income 1.44% 4.18% 1.88% 0.22% 4.71% Net amortization of premiums and accretion of discounts (0.97%) 0.35% 0.98% (0.73%) (0.70%) GAAP interest expense (0.81%) (5.06%) (4.60%) (3.66%) (9.26%) Net servicing income 0.05% 0.60% (0.11%) (0.04%) 0.25% Net gains (losses) on investments and other 165.02% (52.19%) (44.06%) 40.38% 57.77% Net gains (losses) on derivatives (159.04%) 25.83% 80.55% (33.98%) (73.83%) Business divestiture-related gains (losses) (1) 0.00% 0.00% 0.00% 0.46% (0.36%) Loan loss provision 0.00% 0.00% (0.01%) 0.27% (0.32%) Other (2) 0.28% 0.69% (0.37%) 0.02% (0.10%) Current quarter annualized GAAP return (loss) on average equity (14.21%) (20.18%) 5.42% (28.84%) (31.78%) Prior quarter annualized EAD return on average equity * 12.96% 13.22% 14.82% 16.19% 17.57% Quarter-over-quarter changes in contribution: Coupon income 1.42% 4.23% 1.90% 0.25% 4.79% Net amortization of premiums (excluding PAA) (0.06%) 0.54% 0.57% (0.43%) 0.66% Interest expense and net interest component of interest rate swaps (1.01%) (5.42%) (3.60%) (0.69%) (4.16%) Net servicing income 0.05% 0.61% (0.11%) (0.04%) 0.25% TBA dollar roll income and CMBX coupon income 0.10% (0.10%) (0.57%) (0.62%) (2.60%) Other (3) 0.30% (0.12%) 0.21% 0.16% (0.32%) Current quarter annualized EAD return on average equity * 13.76% 12.96% 13.22% 14.82% 16.19%

Residential & Other Investments Overview as of December 31, 2023 13 Unaudited, dollars in thousands Detailed endnotes are included within the Appendix at the end of this presentation. Agency Fixed-Rate Securities (Pools) (1) Original Weighted Avg. Years to Maturity Current Face Value % (3) Weighted Avg. Coupon Weighted Avg. Amortized Cost Weighted Avg. Fair Value Weighted Avg. 3-Month CPR Estimated Fair Value <=15 years $123,005 0.2% 3.13% 101.7% 96.4% 9.4% $118,567 20 years 299,733 0.5% 3.46% 100.6% 94.9% 6.7% 284,595 >=30 years (2) 63,116,697 99.3% 4.61% 100.2% 98.0% 6.3% 61,878,751 Total/Weighted Avg. $63,539,435 100.0% 4.60% 100.2% 98.0% 6.3% $62,281,913 Other Agency Securities Type Current Face Value % (3) Weighted Avg. Coupon Weighted Avg. Amortized Cost Weighted Avg. Fair Value Weighted Avg. 3-Month CPR Estimated Fair Value Multifamily $3,161,188 93.6% 4.66% 100.6% 101.1% —% $3,194,667 Adjustable-rate 215,179 6.4% 5.43% 108.8% 101.5% 11.1% 218,342 Total/Weighted Avg. $3,376,367 100.0% 4.71% 101.1% 101.1% 11.1% $3,413,009 Agency Interest-Only Collateralized Mortgage-Backed Obligations Type Current Notional Value % (4) Weighted Avg. Coupon Weighted Avg. Amortized Cost Weighted Avg. Fair Value Weighted Avg. 3-Month CPR Estimated Fair Value Interest-only $827,798 5.2% 3.48% 18.1% 15.6% 6.7% $128,798 Inverse interest-only 1,182,899 7.4% 0.63% 22.6% 11.4% 6.1% 135,207 Multifamily interest-only 13,968,857 87.4% 0.41% 2.7% 2.5% —% 349,861 Total/Weighted Avg. $15,979,554 100.0% 0.59% 4.9% 3.8% 6.3% $613,866

Residential & Other Investments Overview as of December 31, 2023 (cont’d) 14 Unaudited, dollars in thousands Mortgage Servicing Rights Type Unpaid Principal Balance Servicing Fee Weighted Avg. Note Rate Valuation Discount Rate Projected CPR Estimated Fair Value MSR held directly $151,172,993 0.26% 3.1% 140.4% 8.6% 5.6% $2,122,196 MSR of limited partnership interest (1) 2,570,656 35,289 Total/Weighted Avg. $153,743,649 0.26% 3.1% 140.4% 8.6% 5.6% $2,157,485 Residential Credit Portfolio Sector Current Face / Notional Value % (2) Weighted Avg. Coupon Weighted Avg. Amortized Cost Weighted Avg. Fair Value Estimated Fair Value Residential credit risk transfer $924,729 5.2% 9.66% 99.8% 105.3% $974,059 Alt-A 164,384 0.8% 5.55% 97.6% 91.4% 150,235 Prime 1,076,497 1.0% 3.43% 94.3% 82.2% 180,647 Subprime 272,955 1.3% 7.15% 88.4% 86.3% 235,605 NPL/RPL 1,237,531 6.4% 4.94% 99.9% 96.8% 1,197,555 Prime jumbo 9,425,280 1.8% 4.13% 106.4% 100.2% 344,232 Residential mortgage loans 16,611,204 83.5% 5.63% 100.0% 94.3% 15,660,706 Total/Weighted Avg. $29,712,580 100.0% 5.77% $18,743,039 Other Credit Products Type Current Face / Notional Value Weighted Avg. Coupon Weighted Avg. Amortized Cost Weighted Avg. Fair Value Estimated Fair Value CRE CLO $224,597 7.22% 99.6% 99.0% $222,444

Residential Credit Securities Detail as of December 31, 2023 15 Unaudited, dollars in thousands Payment Structure Investment Characteristics (1) Product Estimated Fair Value Senior Subordinate Coupon Credit Enhancement 60+ Delinquencies 3M VPR (2) Credit Risk Transfer $974,059 $— $974,059 9.66% 1.73% 0.81% 4.40% Alt-A 150,235 54,038 96,197 5.55% 14.69% 2.68% 8.66% Prime 180,647 43,332 137,315 3.43% 8.29% 0.40% 3.38% Subprime 235,605 72,016 163,589 7.15% 23.13% 8.74% 5.67% Re-Performing Loan Securitizations 796,711 412,365 384,346 5.25% 28.24% 19.73% 4.61% Non-Performing Loan Securitizations 400,844 346,867 53,977 4.32% 40.80% 66.32% 15.24% Prime Jumbo 344,232 94,452 249,780 4.13% 3.13% 0.46% 3.06% Total $3,082,333 $1,023,070 $2,059,263 6.35% 16.86% 14.97% 5.79% Bond Coupon Product ARM Fixed Floater Interest Only Estimated Fair Value Credit Risk Transfer $— $— $974,059 $— $974,059 Alt-A 1,178 149,057 — — 150,235 Prime — 175,624 — 5,023 180,647 Subprime — 213,199 22,309 97 235,605 Re-Performing Loan Securitizations — 796,711 — — 796,711 Non-Performing Loan Securitizations — 400,844 — — 400,844 Prime Jumbo — 252,967 20,900 70,365 344,232 Total $1,178 $1,988,402 $1,017,268 $75,485 $3,082,333 Detailed endnotes are included within the Appendix at the end of this presentation.

Hedging & Liabilities as of December 31, 2023 16 Unaudited, dollars in thousands Interest Rate Swaps Detailed endnotes are included within the Appendix at the end of this presentation. Total Indebtedness Principal Balance Weighted Average Rate Days to Maturity(5)At Period End For the Quarter Repurchase agreements $62,201,543 5.70% 5.56% 44 Other secured financing 500,000 8.09% 8.08% 289 Debt issued by securitization vehicles 12,623,492 4.48% 4.43% 12,467 Participations issued 1,086,538 7.64% 6.97% 10,850 Total indebtedness $76,411,573 Maturity Current Notional (1)(2) Weighted Avg. Pay Rate Weighted Avg. Receive Rate Weighted Avg. Years to Maturity(3) 0 to 3 years $21,397,358 3.17% 5.26% 1.23 > 3 to 6 years 12,461,799 3.09% 5.37% 4.75 > 6 to 10 years 22,949,150 2.85% 5.34% 8.02 Greater than 10 years 2,021,247 3.53% 5.27% 22.71 Total / Weighted Avg. $58,829,554 3.04% 5.31% 5.36 Type Current Underlying Notional Weighted Avg. Underlying Fixed Rate Weighted Avg. Underlying Floating Rate Weighted Avg. Underlying Years to Maturity Weighted Avg. Months to Expiration Long Pay $1,250,000 2.21% SOFR 7.69 8.21 Long Receive $500,000 1.65% SOFR 10.30 3.53 Type Long Contracts Short Contracts Net Positions Weighted Avg. Years to Maturity U.S. Treasury Positions - 2 year $— ($5,001,400) ($5,001,400) 1.97 U.S. Treasury Positions - 5 year $— $— $— — U.S. Treasury Positions - 10 year & greater $— ($3,864,600) ($3,864,600) 11.70 Total / Weighted Avg. $— ($8,866,000) ($8,866,000) 5.13 Maturity Principal Balance Weighted Avg. Rate At Period End Within 30 days $32,811,903 5.75% 30 to 59 days 18,618,606 5.57% 60 to 89 days 7,198,769 5.64% 90 to 119 days 247,306 7.09% Over 120 days(4) 3,824,959 6.20% Total / Weighted Avg. $62,701,543 5.72% Interest Rate Swaptions U.S. Treasury Hedging Positions Repurchase Agreements and Other Secured Financing

Quarter-Over-Quarter Interest Rate & MBS Spread Sensitivity  The interest rate sensitivity and MBS spread sensitivity are based on the portfolios as of December 31, 2023 and September 30, 2023  The interest rate sensitivity reflects instantaneous parallel shifts in rates  The MBS spread sensitivity shifts MBS spreads instantaneously and reflects exposure to MBS basis risk  All tables assume no active management of the portfolio in response to rate or spread changes Assumptions: 17 Unaudited Detailed endnotes are included within the Appendix at the end of this presentation. Interest Rate Sensitivity (1) Interest Rate Change (bps) As of December 31, 2023 As of September 30, 2023 Estimated Percentage Change in Portfolio Market Value (2) Estimated Change as a % of NAV (2)(3) Estimated Percentage Change in Portfolio Market Value (2) Estimated Change as a % of NAV (2)(3) (75) (0.3%) (2.2%) 0.4% 3.2% (50) (0.1%) (0.9%) 0.3% 2.5% (25) —% (0.2%) 0.2% 1.5% 25 —% (0.4%) (0.2%) (1.8%) 50 (0.1%) (1.2%) (0.4%) (3.8%) 75 (0.3%) (2.4%) (0.7%) (6.0%) MBS Spread Sensitivity (1) MBS Spread Shock (bps) As of December 31, 2023 As of September 30, 2023 Estimated Change in Portfolio Market Value (2) Estimated Change as a % of NAV (2)(3) Estimated Change in Portfolio Market Value (2) Estimated Change as a % of NAV (2)(3) (25) 1.3% 10.1% 1.4% 12.3% (15) 0.8% 6.0% 0.8% 7.4% (5) 0.3% 2.0% 0.3% 2.4% 5 (0.3%) (2.0%) (0.3%) (2.4%) 15 (0.7%) (6.0%) (0.8%) (7.3%) 25 (1.2%) (9.9%) (1.4%) (12.1%)

Appendix

Consolidated Statements of Financial Condition 19 Dollars in thousands, except per share data Detailed endnotes are included within the Appendix at the end of this presentation. 12/31/2023 9/30/2023 6/30/2023 3/31/2023 12/31/2022 (unaudited) (unaudited) (unaudited) (unaudited) Assets Cash and cash equivalents $ 1,412,148 $ 1,241,122 $ 1,236,872 $ 1,794,173 $ 1,576,714 Securities 69,613,565 69,860,730 71,202,461 69,238,185 65,789,907 Loans, net 2,353,084 1,793,140 1,154,320 1,642,822 1,809,832 Mortgage servicing rights 2,122,196 2,234,813 2,018,896 1,790,980 1,748,209 Assets transferred or pledged to securitization vehicles 13,307,622 11,450,346 11,318,419 10,277,588 9,121,912 Derivative assets 162,557 549,833 457,119 400,139 342,064 Receivable for unsettled trades 2,710,224 1,047,566 787,442 679,096 575,091 Principal and interest receivable 1,222,705 1,158,648 944,537 773,722 637,301 Intangible assets, net 12,106 12,778 15,163 15,921 16,679 Other assets 311,029 299,447 195,248 219,391 233,003 Total assets $ 93,227,236 $ 89,648,423 $ 89,330,477 $ 86,832,017 $ 81,850,712 Liabilities and stockholders’ equity Liabilities Repurchase agreements $ 62,201,543 $ 64,693,821 $ 61,637,600 $ 60,993,018 $ 59,512,597 Other secured financing 500,000 500,000 500,000 250,000 250,000 Debt issued by securitization vehicles 11,600,338 9,983,847 9,789,282 8,805,911 7,744,160 Participations issued 1,103,835 788,442 492,307 673,431 800,849 U.S. Treasury securities sold, not yet purchased 2,132,751 — — — — Derivative liabilities 302,295 97,616 156,182 473,515 204,172 Payable for unsettled trades 3,249,389 2,214,319 4,331,315 3,259,034 1,157,846 Interest payable 287,937 198,084 140,620 118,395 325,280 Dividends payable 325,052 321,629 321,031 321,023 412,113 Other liabilities 179,005 173,608 74,795 28,657 74,269 Total liabilities 81,882,145 78,971,366 77,443,132 74,922,984 70,481,286 Stockholders’ equity Preferred stock, par value $0.01 per share (2) 1,536,569 1,536,569 1,536,569 1,536,569 1,536,569 Common stock, par value $0.01 per share (3) 5,001 4,948 4,939 4,939 4,683 Additional paid-in capital 23,672,391 23,572,996 23,550,346 23,543,091 22,981,320 Accumulated other comprehensive income (loss) (1,335,400) (2,694,776) (2,382,531) (2,550,614) (3,708,896) Accumulated deficit (12,622,768) (11,855,267) (10,933,044) (10,741,863) (9,543,233) Total stockholders’ equity 11,255,793 10,564,470 11,776,279 11,792,122 11,270,443 Noncontrolling interests 89,298 112,587 111,066 116,911 98,983 Total equity 11,345,091 10,677,057 11,887,345 11,909,033 11,369,426 Total liabilities and equity $ 93,227,236 $ 89,648,423 $ 89,330,477 $ 86,832,017 $ 81,850,712

Consolidated Statements of Comprehensive Income (Loss) 20 Unaudited, dollars in thousands, except per share data For the quarters ended 12/31/2023 9/30/2023 6/30/2023 3/31/2023 12/31/2022 Net interest income Interest income $ 990,352 $ 1,001,485 $ 921,494 $ 818,250 $ 798,934 Interest expense 1,043,902 1,046,819 953,457 798,787 663,847 Net interest income (53,550) (45,334) (31,963) 19,463 135,087 Net servicing income Servicing and related income 98,474 97,620 83,790 84,273 82,040 Servicing and related expense 11,219 9,623 8,930 7,880 7,659 Net servicing income 87,255 87,997 74,860 76,393 74,381 Other income (loss) Net gains (losses) on investments and other 1,894,744 (2,713,126) (1,308,948) 1,712 (1,124,924) Net gains (losses) on derivatives (2,301,911) 2,127,430 1,475,325 (900,752) 84,263 Loan loss (provision) reversal — — — 219 (7,258) Business divestiture-related gains (losses) — — — — (13,013) Other, net 22,863 26,250 9,105 15,498 7,569 Total other income (loss) (384,304) (559,446) 175,482 (883,323) (1,053,363) General and administrative expenses Compensation expense 29,502 30,064 30,635 29,391 29,714 Other general and administrative expenses 9,399 9,845 12,280 11,437 13,291 Total general and administrative expenses 38,901 39,909 42,915 40,828 43,005 Income (loss) before income taxes (389,500) (556,692) 175,464 (828,295) (886,900) Income taxes 1,732 12,392 14,277 11,033 (86) Net income (loss) (391,232) (569,084) 161,187 (839,328) (886,814) Net income (loss) attributable to noncontrolling interests 12,511 (6,879) (5,846) 4,928 1,548 Net income (loss) attributable to Annaly (403,743) (562,205) 167,033 (844,256) (888,362) Dividends on preferred stock 37,181 36,854 35,766 31,875 29,974 Net income (loss) available (related) to common stockholders $ (440,924) $ (599,059) $ 131,267 $ (876,131) $ (918,336) Net income (loss) per share available (related) to common stockholders Basic $ (0.88) $ (1.21) $ 0.27 $ (1.79) $ (1.96) Diluted $ (0.88) $ (1.21) $ 0.27 $ (1.79) $ (1.96) Weighted average number of common shares outstanding Basic 499,871,725 494,330,361 494,165,256 489,688,364 468,250,672 Diluted 499,871,725 494,330,361 494,358,982 489,688,364 468,250,672 Other comprehensive income (loss) Net income (loss) $ (391,232) $ (569,084) $ 161,187 $ (839,328) $ (886,814) Unrealized gains (losses) on available-for-sale securities 1,024,637 (825,286) (294,045) 675,374 445,896 Reclassification adjustment for net (gains) losses included in net income (loss) 334,739 513,041 462,128 482,908 1,276,644 Other comprehensive income (loss) 1,359,376 (312,245) 168,083 1,158,282 1,722,540 Comprehensive income (loss) 968,144 (881,329) 329,270 318,954 835,726 Comprehensive income (loss) attributable to noncontrolling interests 12,511 (6,879) (5,846) 4,928 1,548 Comprehensive income (loss) attributable to Annaly 955,633 (874,450) 335,116 314,026 834,178 Dividends on preferred stock 37,181 36,854 35,766 31,875 29,974 Comprehensive income (loss) attributable to common stockholders $ 918,452 $ (911,304) $ 299,350 $ 282,151 $ 804,204

Income Statement Gains (Losses) Detail 21 Unaudited, dollars in thousands Other Income Statement Details For the quarters ended 12/31/2023 9/30/2023 6/30/2023 3/31/2023 12/31/2022 Net gains (losses) on disposal of investments and other ($1,174,680) ($616,525) ($610,397) ($521,592) ($1,289,865) Net unrealized gains (losses) on instruments measured at fair value through earnings 3,069,424 (2,096,601) (698,551) 523,304 164,941 Net gains (losses) on investments and other $1,894,744 ($2,713,126) ($1,308,948) $1,712 ($1,124,924) Net interest component of interest rate swaps $379,377 $394,677 $425,293 $385,706 $286,600 Realized gains (losses) on termination or maturity of interest rate swaps 6,498 16,416 48,148 (145,819) (183,018) Unrealized gains (losses) on interest rate swaps (2,176,607) 1,475,547 841,702 (956,272) 8,382 Net gains (losses) on other derivatives (511,179) 240,790 160,182 (184,367) (27,701) Net gains (losses) on derivatives ($2,301,911) $2,127,430 $1,475,325 ($900,752) $84,263

Non-GAAP Reconciliations To supplement its consolidated financial statements, which are prepared and presented in accordance with GAAP, the Company provides non-GAAP financial measures. These measures should not be considered a substitute for, or superior to, financial measures computed in accordance with GAAP. While intended to offer a fuller understanding of the Company’s results and operations, non-GAAP financial measures also have limitations. For example, the Company may calculate its non-GAAP metrics, such as Earnings Available for Distribution ("EAD"), or the premium amortization adjustment ("PAA"), differently than its peers making comparative analysis difficult. Additionally, in the case of non-GAAP measures that exclude the PAA, the amount of amortization expense excluding the PAA is not necessarily representative of the amount of future periodic amortization nor is it indicative of the term over which the Company will amortize the remaining unamortized premium. Changes to actual and estimated prepayments will impact the timing and amount of premium amortization and, as such, both GAAP and non-GAAP results. These non- GAAP measures provide additional detail to enhance investor understanding of the Company’s period-over-period operating performance and business trends, as well as for assessing the Company’s performance versus that of industry peers. Additional information pertaining to these non-GAAP financial measures and reconciliations to their most directly comparable GAAP results are provided on the following pages. A reconciliation of GAAP net income (loss) to non-GAAP Earnings available for distribution for the quarters ended December 31, 2023, September 30, 2023, June 30, 2023, March 31, 2023 and December 31, 2022, is provided on page 9 of this supplemental information. Earnings available for distribution, earnings available for distribution attributable to common stockholders, earnings available for distribution per average common share and annualized EAD return on average equity The Company's principal business objective is to generate net income for distribution to its stockholders and to preserve capital through prudent selection of investments and continuous management of its portfolio. The Company generates net income by earning a net interest spread on its investment portfolio, which is a function of interest income from its investment portfolio less financing, hedging and operating costs. Earnings available for distribution, which is defined as the sum of (a) economic net interest income, (b) TBA dollar roll income and CMBX coupon income, (c) net servicing income less realized amortization of MSR, (d) other income (loss) (excluding amortization of intangibles, non-EAD income allocated to equity method investments and other non-EAD components of other income (loss)), (e) general and administrative expenses (excluding transaction expenses and non-recurring items), and (f) income taxes (excluding the income tax effect of non-EAD income (loss) items) and excludes (g) the premium amortization adjustment ("PAA") representing the cumulative impact on prior periods, but not the current period, of quarter-over-quarter changes in estimated long-term prepayment speeds related to the Company’s Agency mortgage-backed securities is used by the Company's management and, the Company believes, used by analysts and investors to measure its progress in achieving its principal business objective. The Company seeks to fulfill this objective through a variety of factors including portfolio construction, the degree of market risk exposure and related hedge profile, and the use and forms of leverage, all while operating within the parameters of the Company's capital allocation policy and risk governance framework. The Company believes these non-GAAP measures provide management and investors with additional details regarding the Company’s underlying operating results and investment portfolio trends by (i) making adjustments to account for the disparate reporting of changes in fair value where certain instruments are reflected in GAAP net income (loss) while others are reflected in other comprehensive income (loss) and (ii) by excluding certain unrealized, non-cash or episodic components of GAAP net income (loss) in order to provide additional transparency into the operating performance of the Company’s portfolio. In addition, EAD serves as a useful indicator for investors in evaluating the Company's performance and ability to pay dividends. Annualized EAD return on average equity, which is calculated by dividing earnings available for distribution over average stockholders’ equity, provides investors with additional detail on the earnings available for distribution generated by the Company’s invested equity capital. Premium Amortization Expense In accordance with GAAP, the Company amortizes or accretes premiums or discounts into interest income for its Agency mortgage-backed securities, excluding interest-only securities, multifamily and reverse mortgages, taking into account estimates of future principal prepayments in the calculation of the effective yield. The Company recalculates the effective yield as differences between anticipated and actual prepayments occur. Using third-party model and market information to project future cash flows and expected remaining lives of securities, the effective interest rate determined for each security is applied as if it had been in place from the date of the security’s acquisition. The amortized cost of the security is then adjusted to the amount that would have existed had the new effective yield been applied since the acquisition date. The adjustment to amortized cost is offset with a charge or credit to interest income. Changes in interest rates and other market factors will impact prepayment speed projections and the amount of premium amortization recognized in any given period. The Company’s GAAP metrics include the unadjusted impact of amortization and accretion associated with this method. Certain of the Company’s non-GAAP metrics exclude the effect of the PAA, which quantifies the component of premium amortization representing the cumulative impact on prior periods, but not the current period, of quarter-over-quarter changes in estimated long- term CPR. 22

Non-GAAP Reconciliations (cont’d) Economic leverage and economic capital ratios The Company uses capital coupled with borrowed funds to invest primarily in real estate related investments, earning the spread between the yield on its assets and the cost of its borrowings and hedging activities. The Company’s capital structure is designed to offer an efficient complement of funding sources to generate positive risk-adjusted returns for its stockholders while maintaining appropriate liquidity to support its business and meet the Company’s financial obligations under periods of market stress. To maintain its desired capital profile, the Company utilizes a mix of debt and equity funding. Debt funding may include the use of repurchase agreements, loans, securitizations, participations issued, lines of credit, asset backed lending facilities, corporate bond issuance, convertible bonds or other liabilities. Equity capital primarily consists of common and preferred stock. The Company’s economic leverage ratio is computed as the sum of recourse debt, cost basis of TBA and CMBX derivatives outstanding, and net forward purchases (sales) of investments divided by total equity. Recourse debt consists of repurchase agreements, other secured financing, and U.S. Treasury securities sold, not yet purchased. Debt issued by securitization vehicles and participations issued are non-recourse to the Company and are excluded from economic leverage. Interest income (excluding PAA), economic interest expense and economic net interest income (excluding PAA) Interest income (excluding PAA) represents interest income excluding the effect of the PAA, and serves as the basis for deriving average yield on interest earning assets (excluding PAA), net interest spread (excluding PAA) and net interest margin (excluding PAA), which are discussed below. The Company believes this measure provides management and investors with additional detail to enhance their understanding of the Company’s operating results and trends by excluding the component of premium amortization expense representing the cumulative impact on prior periods, but not the current period, of quarter-over-quarter changes in estimated long-term prepayment speeds related to the Company’s Agency mortgage-backed securities (other than interest- only securities, multifamily and reverse mortgages), which can obscure underlying trends in the performance of the portfolio. Economic interest expense includes GAAP interest expense and the net interest component of interest rate swaps. The Company uses interest rate swaps to manage its exposure to changing interest rates on its repurchase agreements by economically hedging cash flows associated with these borrowings. Accordingly, adding the net interest component of interest rate swaps to interest expense, as computed in accordance with GAAP, reflects the total contractual interest expense and thus, provides investors with additional information about the cost of the Company's financing strategy. The Company may use market agreed coupon (“MAC”) interest rate swaps in which the Company may receive or make a payment at the time of entering into such interest rate swap to compensate for the off-market nature of such interest rate swap. In accordance with GAAP, upfront payments associated with MAC interest rate swaps are not reflected in the net interest component of interest rate swaps in the Company's Consolidated Statements of Comprehensive Income (Loss). Average yield on interest earning assets (excluding PAA), net interest spread (excluding PAA), net interest margin (excluding PAA) and average economic cost of interest bearing liabilities Net interest spread (excluding PAA), which is the difference between the average yield on interest earning assets (excluding PAA) and the average economic cost of interest bearing liabilities, which represents annualized economic interest expense divided by average interest bearing liabilities, and net interest margin (excluding PAA), which is calculated as the sum of interest income (excluding PAA) plus TBA dollar roll income and CMBX coupon income less interest expense and the net interest component of interest rate swaps divided by the sum of average interest earning assets plus average TBA contract and CMBX balances, provide management with additional measures of the Company’s profitability that management relies upon in monitoring the performance of the business. 23

Non-GAAP Reconciliations (cont'd) 24 Unaudited, dollars in thousands For the quarters ended 12/31/2023 9/30/2023 6/30/2023 3/31/2023 12/31/2022 Economic leverage ratio reconciliation Repurchase agreements $62,201,543 $64,693,821 $61,637,600 $60,993,018 $59,512,597 Other secured financing 500,000 500,000 500,000 250,000 250,000 Debt issued by securitization vehicles 11,600,338 9,983,847 9,789,282 8,805,911 7,744,160 Participations issued 1,103,835 788,442 492,307 673,431 800,849 U.S. Treasury securities sold, not yet purchased 2,132,751 — — — — Total GAAP debt $77,538,467 $75,966,110 $72,419,189 $70,722,360 $68,307,606 Less non-recourse debt: Debt issued by securitization vehicles ($11,600,338) ($9,983,847) ($9,789,282) ($8,805,911) ($7,744,160) Participations issued (1,103,835) (788,442) (492,307) (673,431) (800,849) Total recourse debt $64,834,294 $65,193,821 $62,137,600 $61,243,018 $59,762,597 Plus / (Less): Cost basis of TBA and CMBX derivatives ($555,221) $1,965,117 $3,625,443 $12,241,647 $11,050,351 Payable for unsettled trades 3,249,389 2,214,319 4,331,315 3,259,034 1,157,846 Receivable for unsettled trades (2,710,224) (1,047,566) (787,442) (679,096) (575,091) Economic debt * $64,818,238 $68,325,691 $69,306,916 $76,064,603 $71,395,703 Total equity $11,345,091 $10,677,057 $11,887,345 $11,909,033 $11,369,426 Economic leverage ratio * 5.7x 6.4x 5.8x 6.4x 6.3x * Represents a non-GAAP financial measure. Detailed endnotes are included within the Appendix at the end of this presentation.

Non-GAAP Reconciliations (cont'd) 25 Unaudited, dollars in thousands * Represents a non-GAAP financial measure. Detailed endnotes are included within the Appendix at the end of this presentation. For the quarters ended 12/31/2023 9/30/2023 6/30/2023 3/31/2023 12/31/2022 Economic capital ratio reconciliation Total GAAP assets $93,227,236 $89,648,423 $89,330,477 $86,832,017 $81,850,712 Less: Gross unrealized gains on TBA derivatives (1) (20,689) (7,232) (21,460) (167,065) (17,056) Debt issued by securitization vehicles (11,600,338) (9,983,847) (9,789,282) (8,805,911) (7,744,160) Plus: Implied market value of TBA derivatives (573,602) 1,925,614 3,627,716 12,020,810 10,578,676 Total economic assets * $81,032,607 $81,582,958 $83,147,451 $89,879,851 $84,668,172 Total equity $11,345,091 $10,677,057 $11,887,345 $11,909,033 $11,369,426 Economic capital ratio *(2) 14.0% 13.1% 14.3% 13.2% 13.4% Premium Amortization Reconciliation Premium amortization expense $51,247 $24,272 $33,105 $56,534 $38,829 Less: PAA cost (benefit) 19,148 (6,062) (11,923) 491 (8,136) Premium amortization expense (excluding PAA) $32,099 $30,334 $45,028 $56,043 $46,965 Interest Income (excluding PAA) Reconciliation GAAP interest income $990,352 $1,001,485 $921,494 $818,250 $798,934 PAA cost (benefit) 19,148 (6,062) (11,923) 491 (8,136) Interest income (excluding PAA) * $1,009,500 $995,423 $909,571 $818,741 $790,798 Economic Interest Expense Reconciliation GAAP interest expense $1,043,902 $1,046,819 $953,457 $798,787 $663,847 Add: Net interest component of interest rate swaps (379,377) (394,677) (425,293) (385,706) (286,600) Economic interest expense * $664,525 $652,142 $528,164 $413,081 $377,247 Economic Net Interest Income (excluding PAA) Reconciliation Interest income (excluding PAA) * $1,009,500 $995,423 $909,571 $818,741 $790,798 Less: Economic interest expense * 664,525 652,142 528,164 413,081 377,247 Economic net interest income (excluding PAA) * $344,975 $343,281 $381,407 $405,660 $413,551

Non-GAAP Reconciliations (cont'd) 26 Unaudited, dollars in thousands * Represents a non-GAAP financial measure. For the quarters ended 12/31/2023 9/30/2023 6/30/2023 3/31/2023 12/31/2022 Economic Metrics (excluding PAA) Average interest earning assets $87,020,120 $89,300,922 $86,254,955 $82,644,998 $82,859,799 Interest income (excluding PAA) * $1,009,500 $995,423 $909,571 $818,741 $790,798 Average yield on interest earning assets (excluding PAA) * 4.64% 4.46% 4.22% 3.96% 3.82% Average interest bearing liabilities $76,010,247 $77,780,989 $75,424,564 $70,635,632 $69,981,694 Economic interest expense * $664,525 $652,142 $528,164 $413,081 $377,247 Average economic cost of interest bearing liabilities * 3.42% 3.28% 2.77% 2.34% 2.11% Economic net interest income (excluding PAA)* $344,975 $343,281 $381,407 $405,660 $413,551 Net interest spread (excluding PAA) * 1.22% 1.18% 1.45% 1.62% 1.71% Interest income (excluding PAA) * $1,009,500 $995,423 $909,571 $818,741 $790,798 TBA dollar roll income and CMBX coupon income 1,720 (1,016) 1,734 18,183 34,767 Economic interest expense * (664,525) (652,142) (528,164) (413,081) (377,247) Subtotal $346,695 $342,265 $383,141 $423,843 $448,318 Average interest earning assets $87,020,120 $89,300,922 $86,254,955 $82,644,998 $82,859,799 Average TBA contract and CMBX balances, implied cost basis 829,571 2,960,081 6,303,202 13,949,884 11,499,881 Subtotal $87,849,691 $92,261,003 $92,558,157 $96,594,882 $94,359,680 Net interest margin (excluding PAA) * 1.58% 1.48% 1.66% 1.76% 1.90%

Endnotes 27 Page 3 (1) Net of dividends on preferred stock. (2) Annualized GAAP return (loss) on average equity annualizes realized and unrealized gains and (losses) which may not be indicative of full year performance, unannualized GAAP return (loss) on average equity is (3.55%) and (5.04%) for the quarters ended December 31, 2023 and September 30, 2023, respectively. (3) GAAP leverage is computed as the sum of repurchase agreements, other secured financing, debt issued by securitization vehicles, participations issued and U.S. Treasury securities sold, not yet purchased divided by total equity. Economic leverage is computed as the sum of recourse debt, cost basis of to-be-announced ("TBA") and CMBX derivatives outstanding, and net forward purchases (sales) of investments divided by total equity. Recourse debt consists of repurchase agreements, other secured financing, and U.S. Treasury securities sold, not yet purchased. Debt issued by securitization vehicles and participations issued are non-recourse to the Company and are excluded from economic leverage. (4) GAAP capital ratio is computed as total equity divided by total assets. Economic capital ratio is computed as total equity divided by total economic assets. Total economic assets include the implied market value of TBA derivatives and are net of debt issued by securitization vehicles. (5) Excludes $518 million of unsettled commitments as of December 31, 2023. There were no unsettled commitments as of September 30, 2023. MSR commitments represent the market value of deals where Annaly has executed a letter of intent. There can be no assurance whether these deals will close or when they will close. (6) Net interest margin represents interest income less interest expense divided by average interest earning assets. Net interest margin (excluding PAA) represents the sum of the Company's interest income (excluding PAA) plus TBA dollar roll income and CMBX coupon income less interest expense and the net interest component of interest rate swaps divided by the sum of average interest earning assets plus average TBA contract and CMBX balances. (7) Average yield on interest earning assets represents annualized interest income divided by average interest earning assets. Average interest earning assets reflects the average amortized cost of our investments during the period. Average yield on interest earning assets (excluding PAA) is calculated using annualized interest income (excluding PAA). (8) Average GAAP cost of interest bearing liabilities represents annualized interest expense divided by average interest bearing liabilities. Average interest bearing liabilities reflects the average balances during the period. Average economic cost of interest bearing liabilities represents annualized economic interest expense divided by average interest bearing liabilities. Economic interest expense is comprised of GAAP interest expense and the net interest component of interest rate swaps. Page 5 (1) Consists of common stock, additional paid-in capital, accumulated other comprehensive income (loss) and accumulated deficit. (2) Utilizes an actual/360 factor. (3) The average and period-end rates are net of reverse repurchase agreements. Without netting reverse repurchase agreements, the average rate and the period-end rate was unchanged for each period. Page 5 (continued) (4) Measures total notional balances of interest rate swaps, interest rate swaptions (excluding receiver swaptions), futures and U.S. Treasury securities sold, not yet purchased, at fair value relative to repurchase agreements, other secured financing, cost basis of TBA derivatives outstanding and net forward purchases (sales) of investments; excludes MSR and the effects of term financing, both of which serve to reduce interest rate risk. Additionally, the hedge ratio does not take into consideration differences in duration between assets and liabilities. Page 6 (1) Includes GAAP interest expense and the net interest component of interest rate swaps. (2) Net of dividends on preferred stock. Page 7 (1) Includes dividend equivalents on share-based awards. (2) Annualized GAAP return (loss) on average equity annualizes realized and unrealized gains and (losses) which may not be indicative of full year performance, unannualized GAAP return (loss) on average equity is (3.55%), (5.04%), 1.35%, (7.21%) and (7.95%) for the quarters ended December 31, 2023, September 30, 2023, June 30, 2023, March 31, 2023 and December 31, 2022, respectively. Page 9 (1) Includes write-downs or recoveries on investments which are reported in Other, net in the Company's Consolidated Statement of Comprehensive Income (Loss). (2) The adjustment to add back Net (gains) losses on derivatives does not include the net interest component of interest rate swaps which is reflected in earnings available for distribution. The net interest component of interest rate swaps totaled $379.4 million, $394.7 million, $425.3 million, $385.7 million and $286.6 million for the quarters ended December 31, 2023, September 30, 2023, June 30, 2023, March 31, 2023 and December 31, 2022, respectively. (3) Includes losses (gains) related to the sale of the Company's Middle Market Lending portfolio for the quarter ended December 31, 2022. (4) The Company excludes non-EAD (income) loss allocated to equity method investments, which represents the unrealized (gains) losses allocated to equity interests in a portfolio of MSR, which is reported in Other, net in the Company’s Consolidated Statement of Comprehensive Income (Loss). (5) All quarters presented include costs incurred in connection with securitizations of residential whole loans. (6) TBA dollar roll income and CMBX coupon income each represent a component of Net gains (losses) on derivatives. CMBX coupon income totaled $0.0 million, $0.0 million, $0.5 million, $1.1 million and $1.1 million for the quarters ended December 31, 2023, September 30, 2023, June 30, 2023, March 31, 2023 and December 2022, respectively. (7) MSR amortization utilizes purchase date cash flow assumptions and actual unpaid principal balances and is calculated as the difference between projected MSR yield income and net servicing income for the period.

Endnotes (cont’d) 28 Page 12 (1) Includes gains (losses) related to the sale of the Company's Middle Market Lending portfolio for the quarter ended December 31, 2022. (2) Includes other, net, general and administrative expenses and income taxes. (3) Includes other, net (excluding non-EAD items), MSR amortization (a component of net gains (losses) on investments and other), general and administrative expenses (excluding transaction related expenses) and income taxes (excluding non-EAD income tax). Page 13 (1) Excludes TBA contracts with a notional value of ($503.0) million. (2) Includes fixed-rate collateralized mortgage obligations with an estimated fair value of $83.0 million. (3) Weighted by current face value. (4) Weighted by current notional value. Page 14 (1) Included in Other assets in the Company’s Consolidated Statements of Financial Condition. (2) Weighted by estimated fair value. Page 15 (1) Investment characteristics exclude the impact of interest-only securities. (2) Represents the 3 month voluntary prepayment rate. Page 16 (1) Current notional is presented net of receiver swaps. (2) As of December 31, 2023, 94% and 6% of the Company's interest rate swaps were linked the Federal funds rate and the Secured Overnight Financing Rate, respectively. (3) The weighted average years to maturity of payer interest rate swaps is offset by the weighted average years to maturity of receiver interest rate swaps. As such, the net weighted average years to maturity for each maturity bucket may fall outside of the range listed. (4) Less than 1% of the total repurchase agreements and other secured financing have a remaining maturity over one year. (5) Determined based on estimated weighted average lives of the underlying debt instruments. Page 17 (1) Interest rate and MBS spread sensitivity are based on results from third party models in conjunction with internally derived inputs. Actual results could differ materially from these estimates. (2) Scenarios include Residential Investment Securities, residential mortgage loans, MSR and derivative instruments. (3) Net asset value (“NAV”) represents book value of common equity. Page 19 (1) Derived from the audited consolidated financial statements at December 31, 2022. (2) 6.95% Series F Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock - Includes 28,800,000 shares authorized, issued and outstanding. 6.50% Series G Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock - Includes 17,000,000 shares authorized, issued and outstanding. 6.75% Series I Preferred Stock - Includes 17,700,000 shares authorized, issued and outstanding. (3) Includes 1,468,250,000 shares authorized. Includes 500,080,287 shares issued and outstanding at December 31, 2023, 494,814,038 shares issued and outstanding at September 30, 2023, 493,893,288 shares issued and outstanding at June 30, 2023, 493,880,938 shares issued and outstanding at March 31, 2023, 468,309,810 shares issued and outstanding at December 31, 2022. Page 25 (1) Included in Derivative assets in the Company’s Consolidated Statements of Financial Condition. (2) Economic capital ratio is computed as total equity divided by total economic assets.